SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Fourth Quarter and Full Year 2018 March 21, 2019

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) Santander Consumer USA Inc.’s (“SC’s”) agreement with Fiat Chrysler Automobiles US LLC (“FCA”) may not result in currently anticipated levels of growth, is subject to performance conditions that could result in termination of the agreement, and is also subject to an option giving FCA the right to acquire an equity participation in the Chrysler Capital portion of SC’s business; (6) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries; (7) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (8) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (9) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its ability to continue to receive dividends from its subsidiaries or other investments; (10) changes in credit ratings assigned to SHUSA or its subsidiaries; (11) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share; (14) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (15) changes in customer spending, investment or savings behavior; (16) loss of customer deposits that could increase our funding costs; (17) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (18) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented;

3 Disclaimer (cont.) (19) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.- based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (20) changes to income tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) the costs and effects of regulatory or judicial proceedings, including possible business restrictions resulting from such proceedings; and (22) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (23) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (“IHC”). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. Effective July 2, 2018, Santander transferred Santander Asset Management, LLC ("SAM") to SHUSA. The contribution of SAM to the Company transferred approximately $5.4 million of assets, $1.0 million of liabilities, and $4.4 million of equity to SHUSA. Although SAM is an entity under common control, its results of operations, financial condition, and cash flows are immaterial to the historical financial results of SHUSA. As a result, SHUSA elected to report the results of SAM on a prospective basis beginning July 2, 2018. As a result of the 2017 contribution of SFS in 2017 and SAM in 2018, SHUSA's net income is understated $1.0 million and $6.0 million for the year ended December 31, 2018 and 2017, respectively, and a contribution to stockholder's equity of $4.4million and $322.1 million was recorded on July 2, 2018, and July 1, 2017, respectively, which are immaterial to the overall presentation of the Company's financial statements for each of the periods presented.

Introduction 4 SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Santander • SHUSA and its subsidiaries consist of: Investment Santander Securities Bank • Well-established banking franchises in the Northeast U.S. and Puerto Rico • A nationwide auto finance business • An international private banking business • A wholesale broker-dealer in New York • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 Santander Banco Consumer Santander • Bloomberg ticker: SOV USA International NYSE: SC • Website www.santanderus.com Santander Puerto Rico 1SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com.

Corporate Structure1 5 SHUSA is the intermediate holding company (“IHC”) for Santander’s U.S. operations Santander 100% ownership SHUSA $135.6BN Assets 69.9% ownership2 SBNA SC BSI BSPR3 SIS $77.2BN Assets $43.9BN Assets $5.7BN Assets $5.2BN Assets $1.6BN Assets Retail Bank Auto Finance Private Banking Retail Bank Broker Dealer 1Balances as of December 31, 2018. 2Ownership % as of February 21, 2019. 3Banco Santander Puerto Rico.

FY 2018 Highlights 6 • Pre Tax Net Income for the full year 2018 was $1,417MM1 vs. $801MM1 for full year 2017. • Continued resolution of regulatory issues as the Federal Reserve did not object to SHUSA’s 2018 capital plan and also terminated the 2015 Written Agreement with SHUSA. • SHUSA met both the total loss absorbing capacity (“TLAC”) and long term debt (“LTD”) requirements by January 1, 2019. LTD requirement met with $6.6BN in LTD eligible debt. • SHUSA increased its ownership of SC from 68.1% to 69.9% through SC completion of $200MM stock repurchase program2. • SBNA originated $1.9BN of prime auto loans through program with SC. • SBNA’s net interest margin (“NIM”) improved 28bps to 3.25%. SBNA’s NIM remains above FBO peers and close to regional peer median. • SC was a leading auto asset-backed securities (“ABS”) issuer with $13 billion issued in 2018. • SC’s troubled debt restructuring (“TDR”) balance declined by approximately $1.0BN in 2018. 1Includes noncontrolling interest. 2$182MM completed in 2018 and remaining $18MM completed in January 2019.

7

4Q 2018 Executive Summary[1]

Earnings

- 4Q18 pre tax net income of $184MM[2] vs. ($132MM[2]) for 4Q17
- SHUSA NIM of 5.90% for 4Q18 vs. 5.66% for 4Q17
- SBNA NIM of 3.25% for 4Q18 vs 2.97% for 4Q17

Balance Sheet

- SHUSA's balance sheet increased QoQ from $131.6BN to $135.6BN due to growth in commercial and industrial ("C&I"), residential mortgage, and auto loans at SBNA
- Loan growth at SBNA funded through deposits and Federal Home Loan Bank ("FHLB") borrowings

Liquidity and Funding

- SHUSA, on an unconsolidated basis, held $3.8BN in high-quality liquid assets ("HQLA")
- SHUSA's LCR[3] was 185%, well in excess of regulatory requirements
- In 4Q18, SHUSA early redeemed its $0.15BN of trust preferred securities
- In 4Q18, SHUSA issued $1.0BN of 3-year fixed TLAC eligible debt at 4.45%

Capital

- CET1[4] ratio of 15.53% as of 4Q18
- In 4Q18 SHUSA paid a regular dividend of $75MM
- In 4Q18 SC repurchased $132MM of its stock, bringing 2018 total to $182MM of approved $200MM program

Credit Quality

- SBNA's credit metrics remain in line with large bank peers
- SC's 30-59 days delinquent ratio declined 40bps YoY and the >59 days delinquent ratio declined 30bps YoY
- SC's TDR balances declined $0.4BN vs. 3Q18

[1]Data as of December 31, 2018 unless otherwise noted.
[2]Includes noncontrolling interest. Refer to page 24 for additional detail.
[3]Liquidity Coverage Ratio.
[4]Common Equity Tier 1.

Santander

Quarterly Profitability1,2 8 4Q18 net income lower YoY primarily due to tax benefits impact on 4Q17 results 1Net income includes noncontrolling interest. Refer to page 24 for additional detail. 2See Page 22 for the consolidating income statement.

NIM and Interest Rate Risk (IRR) Sensitivity 9 • SBNA’s NIM has improved 28bps YoY due to balance sheet optimization actions • SHUSA remains moderately asset sensitive 2 NIM SHUSA IRR (Change in annual net interest income for parallel rate movements)

Balance Sheet Overview1,2 10 SHUSA’s balance sheet reflects the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources $111.8BN Liabilities $135.6BN Assets $23.8BN Equity Money Market Deposit Home 3 Accounts (“MMDA”) Equity CRE Residential Multi-Family Mortgage 6% 18% 4% 6% Non Interest-Bearing Demand Deposits 7% 11% (“NIB DDA”) Goodwill C&I and Other Commercial 4% 17% Equity 18% Savings Other Assets4 4% 5% 6% Interest-Bearing Cash 6% 2% Other Loans Demand Deposits 1% Auto Loans Other 4% (“IB DDA”) SBNA Liabilities 4% 6% 10% Certificates Investments 11% FHLB 3% 6% of Deposit Auto Leases Other Revolving 21% Borrowings 20% Credit Facilities Auto Loans - SC Secured Structured Financings 1Balances as of December, 2018. 3Commercial real estate (“CRE”). 2See page 23 for the consolidating balance sheet. 4Includes Loans held for sale and Allowance for loan and lease losses.

Balance Sheet Trend 11 2018 balance sheet trend reflects loan and lease growth funded by deposit growth and reduced investment portfolio Assets ($BN) Liabilities and Equity ($BN) $130 $132 $136 $136 $128 $129 $7 $128 $129 $130 $132 $7 $8 $6 $7 $15 $15 $17 $17 $17 $47 $45 $46 $47 $46 $14 $15 $16 $15 $15 $88 $83 $82 $85 $86 $39 $38 $39 $42 $45 $5 $5 $5 $5 $5 $11 $11 $12 $13 $14 $24 $24 $24 $24 $24 $11 $11 $10 $10 $10 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Short Term Funds Gross Loans Other Assets IB Deposits Borrowed Funds Equity Investments Leases NIB Deposits Other Liabilities

12 Balance Sheet Trend (cont.) • 2018 loan increase primarily due to SBNA C&I, residential mortgage, and auto loans1 • Deposit growth in core customers Loans and Leases ($BN) Deposits ($BN) $99 $102 $94 $96 $93 $16 $15 $16 $61 $62 $62 $61 $61 $15 $15 $17 $16 $14 $17 $17 $15 $15 $15 $17 $17 $8 $9 $8 $9 $23 $23 $9 $22 $22 $21 $6 $6 $6 $6 $6 $28 $29 $26 $26 $27 $25 $26 $25 $25 $24 $11 $11 $12 $13 $14 $5 $6 $6 $6 $8 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Res. Mtg C&I Leases NIB DDA Savings Time CRE Auto Other IB DDA MMDA Other 1See slides 35 and 36 for trend detail on SBNA loan portfolio

Borrowed Funds Profile1 13 Public issuances consist of SHUSA unsecured debt and SC ABS SHUSA Consolidated ($BN) SHUSA HOLDCO ($BN) $44.9 $41.5 $8.4 SHUSA Debt $7.5 SC ABS $19.2 $19.7 $8.4 SHUSA Debt $7.5 $7.7 SC Private Amortizing $5.2 rd SC 3 Party $5.6 $4.5 SBNA $3.4 $5.1 3Q18 4Q18 3Q18 4Q18 SBNA ($BN) SC ($BN) $34.9 $5.1 $33.5 FHLB 0.8% ABS $19.2 $3.4 $19.7 $4.8 $3.1 $7.7 FHLB Private Amortizing $5.2 rd 3 Party $5.6 $4.5 Bank Debt 2 $0.3 $0.3 Intragroup $3.0 $3.5 3Q18 4Q18 3Q18 4Q18 1As of December 31, 2018. 2Intragroup balance includes lending from SHUSA to SC, which is eliminated at the consolidated level.

SHUSA Public Securities 14 SHUSA’s public securities have been reduced by $0.4BN in 2018 through early redemptions and maturities, partially offset by new issuance SHUSA Public Securities Outstanding1 2 1Chart includes preferred stock ($0.2BN) and trust preferred ($0.2BN). Chart does not include SHUSA private placements ($1.6BN) Dollars in billions

SHUSA Issuance and TLAC Rule 15 • SHUSA, as the IHC of a foreign G-SIB, is required to meet the Federal Reserve requirements for TLAC and LTD beginning January 1, 2019 • As of 4Q18, SHUSA had $6.6BN of TLAC eligible LTD outstanding and met the LTD requirement • $1.6BN1 of debt issued prior to 2017 grandfathered under the TLAC rule • $5.0BN of debt issued from 1Q17 through 4Q18 SHUSA TLAC eligible issuances 1.1 2.5 0.4 1.1 1.0 0.5 2015 2016 2017 2018 3 year 4NC3 5 year 10 year 1$1.0BN 5 year issued in 2015 due 2020 receives 50% TLAC credit since it is under 2 years to maturity.

16 SHUSA Debt Maturity Profile • SHUSA, on an unconsolidated basis, held $3.8BN in HQLA as of 12/31/18 • In December 2018 SHUSA issued $1.0BN senior 3-year debt at 4.45% • In April 2019 SHUSA will exercise the 1-month call on $0.2BN 2.70% debt due May 2019 $1.8 $0.4 Sr. $1.3 L+100 $0.4 $1.4 Sr. $1.1 $1.05 L+100 $1.0 $1.0 $0.9 $0.7 $1.0 Sr Sr Sr Sr Sr Sr Sr Debt Debt Debt Debt Debt Debt Debt L+100 2.65% 4.45% 3.70% 3.40% 4.50% 4.40% $0.2 2.70% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028

Capital Ratios1 17 • SHUSA capital ratios remain at the top of peers2 • Modest decline over 2018 in ratios primarily due to asset growth 2 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. 2See page 26 for comparison of SHUSA capital ratios to peers.

18

Asset Quality: SBNA

SBNA asset quality metrics remain in line with large bank peers


Annualized Net Charge off Ratio¹
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.91%
0.44% 0.41% 0.44% 0.40% 0.45% 0.37% 0.36% 0.35% 0.39%
0.21% 0.41% 0.27% 0.24% 0.34% 0.14% 0.14% 0.21%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Large Banks
SBNA


Non Performing Loan ("NPL") Ratio²
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.20% 1.13% 1.25% 1.06% 1.28% 1.20% 1.07% 1.05% 0.97%
1.12% 1.12% 1.06% 1.02% 0.96% 0.91% 0.83% 0.79% 0.76%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Large Banks
SBNA


ALLL³ to Total Loans
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.22% 1.20% 1.17% 1.16% 1.13% 1.16% 1.12% 1.06% 1.07%
1.02% 1.07% 1.06% 1.06% 1.13% 1.11% 1.10% 1.09% 1.06%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Large Banks
SBNA


Reserve Coverage (ALLL/NPL)
200.0%
150.0%
100.0%
50.0%
0.0%
109.0% 114.1% 120.1% 124.4% 126.8% 134.5% 143.5% 149.0% 149.4%
91.4% 94.7% 85.1% 100.3% 88.2% 96.7% 104.3% 101.4% 108.3%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Large Banks
SBNA

****Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC**

[1] 4Q16 impacted by two commercial clients. Excluding these clients, the charge-off ratio would have been 0.31%.
[2] NPLs = Non accruing loans *plus* accruing loans 90+ days past due ("DPD").
[3] ALLL = Allowance for loan and lease losses.

Santander

Asset Quality: SC – Loss and Delinquency 19 • YoY gross charge-offs increased 100 basis points while YoY net charge-offs increased 30 basis points • YoY 30-59 day delinquency rates decreased 40 basis points while YoY >59 day delinquency rates decreased 30 basis points Credit: Individually Acquired Retail Installment Contracts, Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment Held for Investment 23.0% 120.0% 11.4% 11.0% 20.2% 10.5% 19.2% 110.0% 18.5% 17.6% 9.6% 18.0% Gross 8.9% 100.0% 15.2% Charge-off Ratio 90.0% 13.0% Net Charge- 6.3% 10.6% 80.0% 6.0% 10.3% off Ratio 5.5% 30-59 8.3% 8.8% 70.0% 4.4% 4.5% 8.0% >59 6.1% Recovery 60.0% Rate (as % 60.2% 55.0% 50.0% of recorded 3.0% 50.0% investment) 46.3% 47.3% 40.0% -2.0% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 30.0% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 *Prior periods have been revised as stated in the to the 8-K filed by SC on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. SOURCE: SC Fourth Quarter and Full Year 2018 presentation in Form 8-K filed on January 30, 2019. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

Rating Agencies 20 On August 9, 2018, S&P affirmed SHUSA’s ratings at BBB+/A-2 and SBNA’s ratings at A-/A-2. The outlook for both remains Stable. 2 On December 14, 2017, Moody’s upgraded SBNA’s long-term rating by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted. On July 19, 2018, Fitch affirmed the ratings for SHUSA and SBNA at BBB+/F-2 and the outlook at Stable. SBNA Santander March SHUSA 2019 Te S&P Moody’s Fitch S&P Moody’s Fitch S&P Moody’s Fitch Short Term A-2 P-1 F-2 A-2 N/A F-2 A-1 P-1 F-1 Deposits Long-Term A-2 A2 A- N/A N/A N/A A-1 A2 A Deposits Senior Debt A- Baa1 BBB+ BBB+ Baa3 BBB+ A A2 A Outlook Stable Stable Stable Stable Stable Stable Stable Stable Stable

Appendix

Consolidating Income Statement 22 1Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality.

Consolidating Balance Sheet 23 1Includes holding company eliminations, IHC eliminations and purchase accounting marks related to SC consolidation. 2The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3Other investment securities include trading securities.

Quarterly Trended Statement of Operations 24

Annual Profitability1 25 1Net income includes noncontrolling interest. *Non-GAAP pro-forma figures exclude the following expenses for 2015: $96 MM tax provision and $4.4B goodwill impairment. ** Non-GAAP pro-forma figures exclude $96MM of tax provision that was non-recurring.

26 Capital Ratios Peer Comparison (as of 12/31/18) CET1 Tier 1 Risk-Based Capital 2 Total Risk-Based Capital Tier 1 Leverage - - - - Peer Median Peer data from SNL Peers: ALLY, BBT, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, STI, TD

Non-GAAP to GAAP Reconciliations 27

28 Non-GAAP to GAAP Reconciliations (cont.)

SBNA: Quarterly Profitability 29 2 2 US $ millions

SBNA: Annual Profitability 30 US $ millions 1See non-GAAP to GAAP reconciliation of pre-tax pre-provision income. *Non-GAAP pro-forma figures exclude the following expenses for 2015: 96MM tax provision

SBNA: Quarterly Trended Statement of Operations 31

SBNA: Quarterly Average Balance Sheet 32 Quarterly Averages

SBNA: Funding – Deposits* 33 Average Non-Maturity Deposit Balances1 ($Bn) Average Total Deposit Balances1 ($Bn) 0.85% 0.95% $48.4 $48.0 $48.1 $47.7 $47.7 0.80% 0.90% $53.2 $52.8 $53.1 $53.0 $53.5 0.75% 0.85% 0.68% 0.79% 0.70% 0.80% 0.61% 0.65% 0.70% 0.75% 0.55% 0.60% 0.70% 0.63% 0.55% 0.65% 0.50% 0.44% 0.60% 0.45% 0.52% 0.55% 0.35% 0.40% 0.50% 0.43% 0.35% 0.45% 0.30% 0.40% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Non-Maturity Deposit Balances Avg. Interest Cost Total Deposits Avg. Interest Cost *SBNA total deposits less the SHUSA cash deposit held at SBNA. 1Represents average quarterly balances.

SBNA: Asset Quality 34 NPLs1 Criticized Balances2 -14% $ MM Criticized Balances Criticized Ratio $ MM $613 $618 -6% $583 $565 $570 $2,108 $517 $522 $523 $504 $2,018 $2,008 $2,011 $2,008 $1,969 $1,945 $1,903 $1,796 4.22% 4.13% 4.18% 4.11% 3.87% 4.01% 4.03% 3.68% 3.68% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Delinquency3 Texas Ratio4 0.81% 3 0.82% 12.93% 4 0.80% Deliquency0.77% 12.11% Texas Ratio 0.74% 0.75% 11.38% 0.72% 0.70% 0.69% 10.97% 10.69% 10.19% 9.49% 9.27% 9.02% 9.50% 9.20% 9.00% 8.90% 0.55% 0.52% 8.50% 0.50% 0.49% 0.51% 0.50% 8.00% 8.10% 7.76% 0.47% 0.45% 7.45% 0.41% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Large Banks SBNA Large Banks SBNA **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Nonaccruing loans plus accruing loans 90+ DPD. 2Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 4See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio.

35 SBNA: Asset Quality (cont.) Mortgages Home Equity $8.6 $8.9 $9.0 $8.2 $5.9 $5.8 $5.8 $5.7 $5.7 $5.6 $7.4 $7.9 $5.5 $5.4 $5.3 $7.0 $6.8 $7.2 1.9% 2.3% 2.3% 1.9% 1.7% 1.7% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.6% 1.4% 1.2% 1.1% 1.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.0% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Commercial Real Estate1 Santander Real Estate Capital (SREC) $9.3 $9.1 $5.5 $5.5 $8.8 $8.7 $8.7 $8.4 $8.5 $8.4 $8.3 $5.4 $5.4 $5.2 $5.1 $5.3 $5.3 $5.3 1.0% 0.8% 0.8% 0.3% 0.4% 0.5% 0.5% 0.5% 0.5% 0.4% 0.0% 0.1% 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% -0.1% -0.2% -0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Outstandings NPLs* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions 1Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph).

36 SBNA: Asset Quality (cont.) Commercial Banking1 Corporate Investment Banking $12.1 $12.0 $11.5 $11.7 $11.6 $11.6 $11.7 $10.9 $11.4 $7.9 $6.8 $5.7 $5.8 $5.2 $5.3 $5.4 $4.7 $4.7 1.6% 1.7% 1.3% 1.3% 1.6% 1.3% 1.5% 1.4% 1.5% 1.2% 1.2% 1.1% 1.0% 0.8% 0.9% 0.4% 0.5% 0.7% 0.7% 0.6% 0.7% 0.8% 0.8% 0.3% 0.3% 0.3% 0.4% 0.2% 0.1% 0.1% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 $3.3 Other Commercial2 Other Consumer3 $3.0 $2.9 $3.0 $2.8 $2.8 $2.8 $2.7 $2.6 $2.5 $2.1 2.9% $1.6 $1.6 $1.6 $1.6 $1.6 2.4% 2.6% 2.7% $1.5 $1.5 4.1% 2.3% 2.1% 2.1% 2.2% 2.4% 3.7% 3.8% 3.7% 4.0% 4.0% 3.2% 3.4% 3.4% 0.8% 0.7% 0.6% 0.6% 0.6% 0.7% 0.6% 0.6% 0.5% 1.9% 1.8% 1.8% 1.7% 1.7% 1.7% 1.5% 1.0% 0.8% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Outstandings NPLs* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions 1Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non- Core Commercial, Chrysler Auto Finance, Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere. 2Other Commercial = All other Commercial business segments. 3Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Indirect Chrysler, Credit Cards, SFC, & Retail run-off.

SBNA: Capital Ratios1 37 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: Non-GAAP to GAAP Reconciliations 38

39 SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Mortgage servicing rights.

40 SBNA: Non-GAAP to GAAP Reconciliations (cont.)

41

SC: Auto Industry Analysis

SEVERITY

Used Vehicle Indices[1]

Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted



Manheim (Left Axis)
JDP Used-Vehicle Price Index (Right Axis)
145
140
135
130
125
120
115
110
135
130
125
120
115
110
105
100
137.6
116.9
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

SC Recovery Rates[2]

%



SC Auction Only Recovery Rate
SC Recovery Rate (Quarterly)
60%
55%
50%
45%
40%
35%
46.3%
43.4%
47.6%
47.3%
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

CREDIT

Industry Net Loss Rates[3]

%



Subprime
Max 13.6%
9.2%
Min 3.3%
Oct-08
Oct-10
Oct-12
Oct-14
Oct-16
Oct-18

Industry 60+ Day Delinquency Rates[4]

%



Subprime
Max 5.9%
5.5%
Min 1.6%
Oct-08
Oct-10
Oct-12
Oct-14
Oct-16
Oct-18

[1] Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted).
[2] Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only.
[2] Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts.
[34] Standard & Poor's Rating Services (ABS Auto Trust Data – two-month lag on data, as of Oct 31, 2018).

SOURCE: SC Fourth Quarter and Full Year 2018 presentation in Form 8-K filed on January 30, 2019.
See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

Santander

SC: TDR Balance Composition by Vintage 42 TDR balances are down QoQ TDR Balance by Origination Vintage ($ billions) $6.30 $6.31 $6.10 $6.10 $5.89 $5.79 2% $5.76 16% 6% 4% 9% 20% $5.38 24% 10% 14% 26% 35% 36% 37% 27% 37% 27% 36% 34% 29% 32% 27% 24% 31% 22% 20% 18% 17% 16% 32% 28% 23% 21% 18% 16% 14% 12% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 2013 & Prior 2014 2015 2016 2017 *Prior periods have been revised as stated in the 8-K filed by SC on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. SOURCE: SC Fourth Quarter and Full Year 2018 presentation in Form 8-K filed on January 30, 2019. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.